SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2002

               Merrill Lynch, Pierce, Fenner & Smith Incorporated
                                Initial Depositor
             (Exact name of registrant as specified in its charter)

                            Software HOLDRS(SM) Trust
                      [Issuer with respect to the receipts]

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    333-43766
                             Commission File Number

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)


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Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

                  (c)      Exhibits

                           99.1 Software HOLDRS Trust Prospectus dated January 29, 2002 updating the Prospectus dated September 26, 2000.

                           99.2 Software HOLDRS Trust Prospectus Supplement dated March 31, 2002 to Prospectus dated January 29, 2002.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 MERRILL LYNCH, PIERCE, FENNER &
                                                   SMITH INCORPORATED


Date:  May 7, 2002                          By:  /s/ MITCHELL M. COX
                                                 -----------------------------
                                                 Name:    Mitchell M. Cox
                                                 Title:   Attorney-in-Fact


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                                  EXHIBIT INDEX

Number and Description of Exhibit
----------------------------------

(99.1) Software HOLDRS Trust Prospectus dated January 29, 2002 updating the Prospectus dated September 26, 2000.

(99.2) Software HOLDRS Trust Prospectus Supplement dated March 31, 2002 to Prospectus dated January 29, 2002.


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